UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.
(Exact name of registrant as specified in charter)

Finsbury Dials
20 Finsbury Street
London EC2Y 9AQ
(Address of principal executive offices) (Zip code)

CSC
Suite 3100
1133 Avenue of the Americas
New York, NY 10036
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through December 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CONTENTS

Objectives	1
Management	1
Forward-Looking Statements	2
Market Information	2
Highlights	3
Chairman’s Statement	4
Investment Managers’ Report	5
Top Ten Holdings	7
Investment Portfolio	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	18
Results of the Annual Stockholders’ Meeting	19
Other Information	19
Approval of Investment Advisory Contract	20
Fund Management	21
Dividend Reinvestment and Cash Purchase Plan	23
Directors and Administration	24

OBJECTIVES

JF China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the China Region.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. More recently, A-shares which are listed in China have become available for acquisition by institutional investors including the Fund. Many Taiwan enterprises also have operations in China.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio. JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of JPMorgan Asset Management (‘JPMAM’), although in Asia it uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$1.2 trillion as of December 31, 2007.

The day-to-day management of the Fund’s portfolio is handled by JPMAM’s Greater China investment team based in Hong Kong and led by Howard Wang.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively effect the results, performance or achievements of Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in

•	The Wall Street Journal (daily online at www.WSJ.com/Free)

The net asset value is published in

•	The Wall Street Journal under “Closed-End Funds” (every Saturday)

•	www.jfchinaregion.com

2   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

HIGHLIGHTS

	DECEMBER 31, 2007 US$		DECEMBER 31, 2006 US$
Net Assets	$138.6	million	$104.6	million
Net Asset Value Per Share	$30.24		$22.82

Market Data
Share Price on the New York Stock Exchange	$25.47		$22.80
Discount to Net Asset Value	(15.8%	)	(0.1%)

Total Return for the Year Ended December 31, 2007
Net Asset Value			+54.34%
Share Price			+35.02%

JFC Benchmark Index*			+37.97%
MSCI Hong Kong Index (Total)			+41.20%
BNP Prime Peregrine China Index			+62.99%
Taiwan Weighted Index			+ 9.23%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark: MSCI Golden Dragon Index (Total)
Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC;
Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index;
Prior to January 1997, Peregrine Greater China Index
**	Commencement of operations

Source: JPMorgan Asset Management

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   3

CHAIRMAN’S STATEMENT
DECEMBER 31, 2007

Dear Fellow Stockholder,

The volatility experienced in the first half of 2007 continued into the second half and the year ended with some significant challenges for the equity markets of the China region. Bearing this in mind, it is all the more pleasing to be able to report to you a net asset value (‘NAV’) total return of +54.34%. This represented a significant outperformance over the total return on the Fund’s benchmark index, the MSCI Golden Dragon Index (Total), of +37.97%. A widening of the discount at which your Fund’s share price trades to its NAV from 0.1% to 15.8% meant that the Fund’s share price total return was lower at +35.02%.

Thanks for the excellent portfolio performance in 2007 must go to JPMorgan Asset Management’s Greater China investment team. During the year, the team was strengthened further by the addition of Kevin Chan who joined from Morgan Stanley. Our new administrator, JPMorgan Worldwide Securities Services, appointed a year ago, have also provided excellent service.

The widening of the discount took place in an environment of widening discounts generally. This has been a concern to your Board and we have continued to monitor the discount closely against those of our peers with the aim of ensuring that the discount remains broadly within acceptable parameters. You can be assured that appropriate action will be considered should these circumstances change materially.

During the year, the Fund generated exceptional realized and unrealized gains which it was obliged to distribute to stockholders. On December 14, 2007, a dividend totalling $5.22806 per share was paid to shareholders.

The correction that took place in October 2007 followed global concern over the US sub-prime lending problems and looked set to affect economies and stockmarkets worldwide. It is possible that the China region may avoid the worst of a recession in the west, as economies in Asia are increasingly generating growth domestically. Stockmarkets are not necessarily a proxy for economies, however, and it may be that stock prices in the China region could be adversely affected by a general and indiscriminate sell-off by investors. Given that fundamentals in the region are almost unchanged, any consequent dislocation could present useful buying opportunities at attractive price levels. The prospect of a more China friendly administration in Taiwan offers hope for greater co-operation between the two regions. This is likely to improve cross-straits relations and should provide a concomitant boost to business confidence in the region as a whole.

Respectfully submitted,

The Rt. Hon. The Earl of Cromer
Chairman

February 28, 2008

For more information refer to the website www.jfchinaregion.com

4   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

INVESTMENT MANAGERS’ REPORT

The Fund achieved a total return on net assets of 54.34%, against a benchmark return of 37.97%, for the 12 months ended 31 December 2007. The Fund performed well in all three Greater China markets in terms of both asset allocation and stock selection.

China

Market Performance

China markets posted a very strong performance over the year. Exceptionally strong corporate results, robust economic growth, ample liquidity and ongoing Renminbi appreciation were key market drivers. Materials and industrial stocks performed well over the past 12 months, due to strong demand for commodities and China’s robust economic growth.

Nevertheless, despite the backdrop of robust economic fundamentals, a number of domestic and global events led to extremely high volatility in the stock markets throughout the year. Sharp market corrections in the first half of 2007 were triggered by domestic economic policy tightening in February and the raising of stamp duty on stock trading in May. The US sub-prime and securitization issues caused a broad sell-off in global markets and risk assets over the summer, and have remained an ongoing concern throughout the second half of 2007 and into 2008. Indeed, the fourth quarter of 2007 proved to be a challenging period for markets globally as newsflow and data relating to the US credit issues deteriorated, and investors worried about potential slowdowns in US and global growth. China markets were impacted additionally by concerns of rising inflationary pressures and domestic tightening in the latter months of the year.

Market Outlook

While the dislocation in global financial markets reflects ongoing concerns about the US sub-prime and securitization issues, the real economic impact has yet to be fully felt. Markets are likely to remain highly volatile. Global growth expectations are being downgraded, especially in the US; however, we believe China should prove to be more resilient amid a global slowdown, supported by its domestic-driven growth. We believe China’s economic growth should remain solid, although moderating in 2008. Nevertheless, we expect markets to remain nervous and volatile in the first quarter of 2008.

We believe that China’s tightening measures are about slowing economic growth to sustainable levels, not about engineering a sharp slowdown in the macro-economy or rapid deflation of asset prices. With China’s strong economic performance in 2007 and persistent inflation pressure, the government has stated its intent to tighten monetary policy in 2008. We believe the government will use a package of tools to combat inflation pressures, including liquidity withdrawal measures (via further required reserve ratio hikes or issues of PBoC notes), interest rate hikes, and a faster pace of Renminbi appreciation in 2008.

Fundamentally, we believe banks and property offer better value for growth in the medium term, though they could face sentiment-driven weakness in the near-term given concerns about domestic tightening. Consumption plays should enjoy better visibility from sustainable growth amid the concerns over global growth and China’s tightening. We continue to focus on China’s domestic-driven growth companies.

Hong Kong

Market Performance

The Hong Kong stock market posted an impressive return over the past 12 months, with the MSCI Hong Kong Index up 41.20%. Hong Kong listed stocks enjoyed a strong, sharp rally mid-year, driven by expectations of increased liquidity from mainland China via the Qualified Domestic Institutional Investor (‘QDII’) and individual investor schemes, as well as expectations for US interest rate cuts.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   5

However, the stock market corrected in November from its peak, as the US sub-prime issues worsened on further economic tightening and talk of a credit freeze in China. Sentiment was also hurt in the fourth quarter of 2007 due to delays in the implementation of the individual investor scheme.

The real estate market in Hong Kong turned more vibrant after a dull performance in 2006, with both prices and the number of transactions picking up markedly in response to the US interest rate cuts and tightening supply. Hong Kong real estate stocks also performed well in the second half of 2007 on expectations for asset reflation; Hong Kong’s interest rates are linked to the US by virtue of the territory’s fixed currency board and asset prices should be buoyed by a loosening US Federal Reserve. Domestic demand remains healthy, supported by a tightening labor market, rising incomes and robust inbound tourism. Total exports, however, moderated as US demand softened.

Market Outlook

The stock market is likely to remain volatile in the first quarter of 2008 as investors fret about US and global growth. Although the prospects for negative real rates and asset reflation should support demand for real property, property share prices have already factored in quite a bit of upside. While domestic demand is well supported by an improving labor market and the consequent positive wealth effect, worries relating to demand from the US are building up and Renminbi appreciation will also have a negative impact on export-related companies.

Taiwan

Market Performance

The Taiwan stock market gained 9.23%, significantly underperforming both China and Hong Kong markets, as the combination of a lacklustre domestic economy and persistent political issues dragged sentiment. In addition, Taiwan is viewed by investors as particularly vulnerable to a slowdown in US demand, given its exposure to the technology sector and exports. The technology sector was the worst-performing in the fourth quarter of 2007 as investors switched into materials.

Taiwan’s central bank raised its discount rate from 2.75% to 3.375% in an attempt to slow the outflow of liquidity as well as managing inflationary pressures. On the political front, a favorable court ruling in December 2007 on corruption charges levied against the pro-business Kuomintang’s (KMT) presidential candidate, followed by a victory by the KMT in early January 2008 legislative elections, have raised the prospect that upcoming presidential elections may result in a KMT win.

Market Outlook

We expect further earnings downgrades for the technology sector to reflect slowing US and global demand and the impact of higher labor costs in China. The upcoming presidential elections in March will be a key focus in the first quarter of 2008; a possible victory by the pro-business KMT would be viewed by market observers as paving the way for more constructive engagement policies with mainland China. The underperformance of the Taiwan market combined with this possibility of a favorable change in the political climate are intriguing. We believe the stock market will perform in line with its underlying fundamentals and therefore we have diversified the portfolio by holding leading companies amongst the cement, plastics, financials and technology sectors.

6   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

TOP TEN HOLDINGS
AT DECEMBER 31, 2007

% OF NET ASSETS
China Mobile, Ltd. China Mobile, Limited through its subsidiaries, provides cellular telecommunications services in the People’s Republic of China and Hong Kong SAR.	9.4

Cheung Kong Holdings, Ltd. Cheung Kong Holdings, Limited, through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels and invests in securities.	5.1

China Life Insurance Co., Ltd. ‘H’ China Life Insurance Company, Limited offers a wide range of life, accident and health insurance products and services.	4.7

Hong Kong Exchanges & Clearing, Ltd. Hong Kong Exchanges & Clearing, Limited owns and operates the stock exchange, futures exchange, and their related clearing houses in Hong Kong. The Company provides the trading platforms for a range of cash and derivative products and the facilities for processing trades.	3.7

China Shenhua Energy Co., Ltd. ‘H’ China Shenhua Energy Company Limited is an integrated coal-based energy company focusing on the coal and power businesses in China. The Company also owns and operates an integrated coal transportation network consisting of dedicated rail lines and port facilities.	3.6

JF China Pioneer A-Share Fund JF China Pioneer A-Share Fund is an investment company which aims to achieve long-term capital growth by investing primarily in People’s Republic of China companies listed on the A-Share market.	3.4

China Construction Bank Corp. ‘H’ China Construction Bank Corporation provides a complete range of banking services and other financial services to individual and corporate customers. The Bank’s services include retail banking, international settlement, project finance and credit card services.	3.2

CNOOC, Ltd. CNOOC, Limited, through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.	3.2

China Merchants Bank Co., Ltd. ‘H’ China Merchants Bank Co., Limited provides a wide range of commercial banking services including deposit, loan, bill discount, government bonds underwriting and trading, interbank lending, letter of credit, bank guarantee, and other related services.	3.0

China Petroleum & Chemical Corp. ‘H’ China Petroleum & Chemical Corporation (‘Sinopec’) explores for and produces crude oil and natural gas in China. The Company also owns refineries that make petroleum and petrochemical products such as gasoline, diesel, jet fuel, kerosene, ethylene, synthetic fibers, synthetic rubber, synthetic resins, and chemical fertilizers. In addition, Sinopec trades petrochemical products.	3.0

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   7

INVESTMENT PORTFOLIO
AT DECEMBER 31, 2007

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — (unless otherwise noted)
CHINA (40.3%)
Airlines (1.1%)
Air China, Ltd. ‘H’	1,044,000	1,555,811
Beverages (0.9%)
Yantai Changyu Pioneer Wine Co. ‘B’	167,361	1,255,626
Commercial Banks (6.2%)
China Construction Bank Corp. ‘H’	5,265,000	4,463,238
China Merchants Bank Co., Ltd. ‘H’	1,016,000	4,150,050
		8,613,288
Construction & Engineering (1.4%)
China Communications Construction Co. Ltd. ‘H’	748,000	1,961,756
Construction Materials (1.2%)
China National Building Material Co., Ltd. ‘H’	444,000	1,711,109
Diversified Consumer Services (0.4%)
New Oriental Education & Technology Group ADR (a)	7,545	608,052
Health Care Equipment & Supplies (0.0%)
Health Asia Medicentres (a) † †	1,000,000	—
Hotels, Restaurants & Leisure (1.6%)
Ajisen China Holdings, Ltd. (a)	677,000	1,205,115
Ctrip.com International, Ltd. ADR	18,642	1,071,356
		2,276,471
Insurance (4.7%)
China Life Insurance Co., Ltd. ‘H’	1,250,000	6,468,502
Internet Software & Services (1.7%)
Tencent Holdings, Ltd.	302,000	2,287,057
Investment Company (3.4%)
JF China Pioneer A-Share Fund (a), (b), (i)	110,171	4,631,588
Machinery (0.9%)
Shanghai Zhenhua Port Machinery Co. ‘B’	428,300	1,198,383
Marine (2.0%)
China COSCO Holdings Co., Ltd. ‘H’	1,007,800	2,785,299
Metals & Mining (0.9%)
Aluminum Corp. of China, Ltd. ‘H’	598,000	1,234,745
Multiline Retail (2.0%)
Intime Department Store Group Co., Ltd. (a)	630,000	746,556
Parkson Retail Group, Ltd.	170,000	2,048,311
		2,794,867
Oil, Gas & Consumable Fuels (6.5%)
China Petroleum & Chemical Corp. ‘H’	2,720,000	4,109,267
China Shenhua Energy Co., Ltd. ‘H’	824,500	4,927,501
		9,036,768
Real Estate Management & Development (3.5%)
E-House China Holdings, Ltd. ADS (a)	38,213	910,616
Guangzhou R&F Properties Co., Ltd. ‘H’	559,200	1,993,711
Shimao Property Holdings, Ltd.	439,500	1,121,662
Soho China, Ltd. (a)	841,500	868,761
		4,894,750
Software (0.6%)
Perfect World Co. Ltd. ADR (a)	27,550	768,094
Specialty Retail (1.3%)
Belle International Holdings, Ltd.	1,236,000	1,867,299
TOTAL CHINA		55,949,465

HONG KONG (39.2%)
Commercial Banks (3.8%)
Bank of East Asia, Ltd.	377,600	2,583,548
BOC Hong Kong Holdings, Ltd.	956,500	2,680,320
		5,263,868
Diversified Financial Services (3.7%)
Hong Kong Exchanges & Clearing, Ltd.	180,000	5,106,317
Independent Power Producers & Energy Traders (1.1%)
China Resources Power Holdings Co.	444,000	1,534,588
Industrial Conglomerates (1.5%)
Hutchison Whampoa, Ltd.	186,000	2,109,896
Leisure Equipment & Products (1.2%)
Li Ning Co., Ltd.	445,000	1,657,892
Multiline Retail (0.8%)
Lifestyle International Holdings, Ltd.	434,000	1,168,851

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — continued
Real Estate Management & Development (12.5%)
Cheung Kong Holdings, Ltd.	383,000	7,082,951
Hang Lung Properties, Ltd.	670,000	3,033,191
Kerry Properties, Ltd.	411,300	3,304,684
Sun Hung Kai Properties, Ltd.	180,000	3,822,813
		17,243,639
Oil, Gas & Consumable Fuels (3.2%)
CNOOC, Ltd.	2,579,000	4,392,377
Specialty Retail (2.0%)
Esprit Holdings, Ltd.	185,200	2,755,175
Wireless Telecommunication Services (9.4%)
China Mobile, Ltd.	740,000	13,087,183
TOTAL HONG KONG		54,319,786

TAIWAN (20.6%)
Chemicals (2.0%)
Formosa Chemicals & Fibre Corp.	598,000	1,530,284
Nan Ya Plastics Corp.	489,000	1,296,582
		2,826,866
Communications Equipment (0.5%)
Zyxel Communications Corp.	524,700	681,870
Computers & Peripherals (3.4)
Acer, Inc.	899,000	1,760,055
Foxconn Technology Co., Ltd.	184,850	1,504,583
Wistron Corp.	774,732	1,440,329
		4,704,967
Construction Materials (0.8%)
Asia Cement Corp.	708,760	1,035,787
Electronic Equipment & Instruments (6.9%)
AU Optronics Corp.	668,000	1,307,805
Chroma ATE, Inc.	394,597	798,087
Innolux Display Corp. Warrants 10 Mar. 2008 (UBS AG)†† (a)	536,812	1,851,108
HON HAI Precision Industry Co., Ltd.	597,740	3,722,687
Tripod Technology Corp.	258,348	931,931
TXC Corp.	550,240	968,682
		9,580,300
Insurance (2.0%)
Cathay Financial Holding Co., Ltd.	1,326,895	2,765,515
Machinery (0.4%)
Topoint Technology Co., Ltd.	231,903	564,841
Semiconductors & Semiconductor Equipment (4.6%)
Powertech Technology, Inc.	154,000	548,398
Realtek Semiconductor Corp.	188,000	652,083
Richtek Technology Corp.	93,300	842,834
Taiwan Semiconductor Manufacturing Co., Ltd.	1,862,538	3,560,325
Vanguard International Semiconductor Corp.	983,841	737,096
		6,340,736
TOTAL TAIWAN		28,500,882
TOTAL INVESTMENTS (100.1% of Net Assets) (Cost $102,755,983)		138,770,133
Other Liabilities in excess of Other Assets (0.1% of Net Assets)		(137,612)
NET ASSETS (100.0%)		138,632,521

As of December 31, 2007, aggregate cost for Federal income tax purposes was $105,507,822. The aggregate unrealized gain for all securities is as follows:
Excess of market value over cost		35,241,232
Excess of cost over market value		(1,978,921)
Net unrealized gain		33,262,311

The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales and mark to market of passive foreign investment companies (‘PFIC’).

(a)	Non-income producing security.
(b)	Investment in affiliate and advised by JF International Management Inc.
(i)	Security has been deemed illiquid pursuant to procedures approved by the Board of Directors and may be difficult to sell.
B	Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock Exchange.
H	Chinese security traded on Hong Kong Stock Exchange.
††	At fair value as determined under the supervision of the Board of Directors.

The market value and percentage of investments that are fair valued are $1,851,108 and 1.3% respectively.

ADR	American Depository Receipt
ADS	American Depository Shares

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   9

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2007

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $100,739,854)	134,138,545
Investments in affiliates, at value (cost $2,016,129)	4,631,588
Cash (including foreign currencies with a cost of $195,359 and value of $195,946)	412,604
Prepaid expenses	57,783
Total Assets	139,240,520

LIABILITIES:
Payables
Payable for securities purchased	134,602
Accrued liabilities
Investment advisory fees	267,604
Administration fees	38,394
Custodian and accounting fees	14,778
Directors’ fees	68,396
Other	84,225
Total Liabilities	607,999
Net Assets	138,632,521
Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 4,585,160 shares issued and outstanding)	45,852
Paid-in capital	83,945,330
Undistributed (distribution in excess of) net investment income	(2,732,224)
Accumulated realized gain on investments and foreign currency transactions	21,358,826
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	36,014,737
Net Assets	$138,632,521
Net Asset Value Per Share ($138,632,521 ÷ 4,585,160)	30.24

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

STATEMENT OF OPERATIONS
DECEMBER 31, 2007

(in US$)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $247,632)	2,463,695
Interest	16,870
Total Investment Income	2,480,565

EXPENSES:
Investment advisory fees	1,229,658
Directors’ fees	207,011
Custodian and accounting fees	173,049
Administration fees	160,961
Insurance fees	50,001
Shareholder service fees	44,629
Shareholder report fees	41,924
Professional fees	27,368
NYSE listing fees	25,000
Other expenses	18,296
Total Expenses	1,977,897
Net Investment Income	502,668

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates	45,768,892
Investments in affiliates	2,173,616
Foreign currency transactions	(1,844)
Net realized gain (loss)	47,940,664
Net change in unrealized appreciation
Investments in non-affiliates	6,920,745
Investments in affiliates	2,615,459
Foreign currency translations	570
Change in net unrealized appreciation (depreciation)	9,536,774
Net realized and unrealized gain on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	57,477,438
Net Increase in net assets resulting from operations	57,980,106

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Year Ended December 31, 2007 (in US$)	Year Ended December 31, 2006 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	502,668	304,640
Net realized gain on investment transactions	47,940,664	12,984,364
Net change in unrealized appreciation on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	9,536,774	18,195,428
Net increase in net assets resulting from operations	57,980,106	31,484,432

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	(5,730,716)	(419,175)
Net realized gains	(18,240,775)	—
Total distributions to shareholders	(23,971,491)	(419,175)
Total increase in net assets	34,008,615	31,065,257

NET ASSETS:
Beginning of period	104,623,906	73,558,649
End of period (including undistributed (distributions in excess of) net investment income of $(2,732,224) and $324,053, respectively)	138,632,521	104,623,906

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	For the Year Ended December 31, 2007 (in US$)	For the Year Ended December 31, 2006 (in US$)	For the Year Ended December 31, 2005 (in US$)	For the Year Ended December 31, 2004 (in US$)	For the Year Ended December 31, 2003 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	22.82	16.04	14.06	13.93	7.47
Net investment income/(loss)	0.11	0.07	0.13	0.04	(0.02)
Net realized and unrealized gain	12.54	6.80	1.91	0.09	6.48
Total from investment operations	12.65	6.87	2.04	0.13	6.46
Dividends from net investment income	(1.25)	(0.09)	(0.06)	—	—
Distributions from net realized gains	(3.98)	—	—	—	—
Total dividends	(5.23)	(0.09)	(0.06)	—	—
Dilutive effect of shares repurchased	—	—	—	—	—*
Net asset value, end of period	30.24	22.82	16.04	14.06	13.93
Market value, end of period	25.47	22.80	13.71	12.80	18.08
Total Investment Return
Per share market value**	35.0%	67.1%	7.6%	(29.2%)	178.2%
Per share net asset value***	54.3%	43.0%	14.5%	0.9%	86.5%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	138,632,521	104,623,906	73,558,649	64,487,971	63,882,635
Ratios of total expenses to average net assets	1.54%	1.95%	2.08%	2.22%	2.54%
Ratios of net investment income (loss) to average net assets	0.39%	0.36%	0.90%	0.31%	(0.19%)
Portfolio turnover rate	118.8%	192.4%	121.8%	168.6%	162.5%
Number of shares outstanding at end of period (in thousands)	4,585	4,585	4,585	4,585	4,585

*	Less than $0.01 per share.
**	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
***	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested using the net asset value on the ex-date of the dividend.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   13

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. Organization and Capital

JF China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the exchange rate in effect on the valuation date. Investments in open end mutual funds are valued at current day’s closing net asset value per share.

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

14   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

The following is the market value and percentage of net assets of illiquid securities as of December 31, 2007:

Market Value	Percentage
$4,631,588	3.4%

iv) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax.

Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with GAAP.

v) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date or when the Fund first learns of the dividend.

vi)  Transactions with Affiliates — The Fund invests in other funds advised by JF International Management Inc. or its affiliates in compliance with to Section 12(d)(1)(A) under the 1940 Act.

An affiliated issuer may be considered one which is under common control with a Fund. For the purposes of the report, the Fund assumes the following to be an affiliated issuer:

	Value at	Purchase	Sales	Realized	Shares at	Value at
Affiliate	December 31, 2006	Cost	Proceeds	Gain/(Loss)	December 31, 2007	December 31, 2007
JF China Pioneer A-Share Fund	$—	$4,000,000	$4,157,487	$2,173,616	110,171	$4,631,588

vii)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

3. Investment Transactions

The investment objective, policies, program, and risk factors of the Fund are described fully in the Fund’s Prospectus.

During the year ended December 31, 2007, the Fund made purchases of $150,662,496, and sales of $172,799,670 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4. Related party, Other Service Provider Transactions and Directors

i) — JF International Management Inc. (the ‘Adviser’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly net assets. Investments in funds on which the Adviser or its affiliates charges a management fee are excluded from the calculation.

ii) — During the year ended December 31, 2007, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   15

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 (continued)

iii) Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Investor Services, Co. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.30% of the first $10 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.20% of the average daily net assets in excess of $10 billion of all such funds subject to a minimum annual fee of $22,500. Included in the Administration fee is also $9,000 for compliance services and $75,000 for regulatory services.

JPMorgan Chase Bank N.A. (‘JPMCB’), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian.

iv) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof an annual fee of $21,000 and the Chairman $30,000 plus $2,000 attendance fee for each Board meeting, $1,500 for each Management Engagement Committee meeting and $1,750 for each Audit Committee meeting attended. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

5. Capital Share Transactions

On September 5, 2007, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i) Share Repurchase Program — The Fund was authorized to repurchase up to 458,516 shares (10% of its issued and outstanding shares) in the open market through September 10, 2008. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the years ended December 31, 2007, and December 31, 2006, the Fund did not repurchase any shares under the share repurchase program.

6. Risks and Uncertainties

i)  China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or has a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At December 31, 2007, the Fund had 40.3%, 39.1%, and 20.5% of its total investments invested in China, Hong Kong, and Taiwan, respectively.

16   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

ii) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income.

In July 2006, the Financial Accounting Standards Board (the ‘FASB’) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the ‘Interpretation’). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Fund’s financial statements.

The tax character of distributions paid for the year ended December 31, 2007 was $12,988,245 from ordinary income and $10,983,246 from realized capital gains. Distributions deemed to be from PFICs are reflected in dividends from net investment income.

The tax character of distributions paid for the year ended December 31, 2006 was $419,175 ordinary income.

At December 31, 2007, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Tax Basis Ordinary Income	$6,652,182
Tax Basis Long-Term Capital Gain	14,871,886
Tax Unrealized Appreciation on Investments and Foreign Currencies	33,262,897
Other Cumulative Temporary Differences	(145,626)
Net Assets (Excluding Paid-In Capital)	$54,641,339

The cumulative timing differences primarily consist of wash sales, PFIC mark to market and post-October loss deferrals.

During the year ended December 31, 2007, the Fund utilized capital loss carryforwards in the amount of $5,739,705.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2007, the Fund deferred to January 1, 2008 post October capital losses of $128,992 and post October currency losses of $16,634.

During the year ended December 31, 2007, the Fund reclassified $2,171,771 to undistributed net investment income from accumulated realized gains on investments as a result of permanent book and tax differences relating to realized foreign currency gains or losses and PFIC gains and losses. Net assets were not affected by the reclassifications.

8.  Recent Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
JF China Region Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio schedule, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JF China Region Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 28, 2008

18   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

RESULTS OF THE ANNUAL STOCKHOLDER’S MEETING

The Fund held its annual stockholders meeting on May 10, 2007. At this meeting, stockholders re-elected the following nominee to the Fund’s Board of Directors.

I) Election of Directors

Nominee	Votes For	Votes Withheld	Non-Voting Shares	Total Voting Shares
Alexander Reid Hamilton	3,561,564	75,241	937,780	4,585,160

OTHER INFORMATION

Administrator

On January 1, 2007, J.P. Morgan Investor Services, Co. replaced PFPC Inc. as the Fund Administrator.

Custodian

On January 1, 2007, JPMorgan Chase Bank N.A. replaced Citibank N.A. as the Fund Custodian.

Tax Letter
(Unaudited)

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For taxable non-corporate shareholders, 100% of the Fund’s ordinary income distributions paid during the year ended December 31, 2007, represents qualified dividend income subject to the 15% rate category. The Fund hereby designates $10,983,246 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2007. For the fiscal year ended December 31, 2007, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are $2,711,254 and $247,632, respectively.

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and
Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 202-942-8008, and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 202-942-8088, and on the Commission’s website at http://www.sec.gov.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of June 6, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   19

APPROVAL OF INVESTMENT ADVISORY CONTRACT

On November 26, 2007, as well as at a follow up meeting held on December 4, 2007, the Fund’s Board of Directors (the ‘Board’) considered the renewal of the Investment Advisory Contract (the ‘Agreement’) between the Fund and JFIMI for an additional term of twelve months. At these meetings, the Board reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JPMAM. The Directors considered the recommendation of the Management Engagement Committee (the ‘Committee’), which itself held meetings on each of these dates, that the Agreement be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, the ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, particularly in light of the administration and custody and accounting services those affiliates had begun to provide to the Fund during 2007, and the amounts earned therefore and various other matters included in the materials provided by JFIMI. In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

•	The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other non-U.S. funds managed by JFIMI.

•	The Committee and the Board were satisfied with the nature, quality and extent of services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI’s investment experience in the China region markets, the background and experience of JFIMI’s senior management, including the firm’s new head of the Greater China team as well as additional portfolio personnel involved in managing the Fund’s portfolio. The Committee and the Board also received information regarding JFIMI’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and JFIMI.

•	The Fund’s expense ratio remained at an acceptable level, and that JFIMI had been successful in negotiating reductions of certain of the Fund’s operating expenses.

•	Any potential economies of scale were being shared between the Fund and JFIMI in an appropriate manner.

•	In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Fund does not use JFIMI’s affiliates to effect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI. The services provided to the Fund by JFIMI’s affiliates for administration and custody and accounting were determined to compare favorably with those previously provided by independent service vendors and to be of reasonable cost.

•	The Agreement was renewed at the December 4, 2007 meeting, at which time the Committee instructed their counsel to continue to pursue certain follow up items with Fund Management.

20   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

FUND MANAGEMENT
(Unaudited)

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Trusteeships/ Directorships Held by Director
Independent Directors
The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Director, Class I	Three year term ends in 2009; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chief Executive Officer of Cromer Associates Limited (family business).	1
Director of Schroder Asia Pacific Fund Limited, Business Link Somerset Limited, Cambridge Asia Investments Limited, Pedder Street Asia Absolute Return Fund Limited, Chairman of Japan High Yield Property Fund Limited, China IPO Group Limited and Western Provident Association; former Director of Inchcape Pacific Limited and Korea Asia Fund Limited.

Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Director, Class II	Three year term ends in 2010; Director since 1994.	Director of Citic Pacific Limited (infrastructure), China Cosco Holdings Company Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels), Octopus Cards Limited (financial services) and China Central Properties Limited (property).	1	See Principal Occupation.

Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Director, Class III	Three year term ends this year; Director since 1998.	Chief Executive Officer of 3a Asset Management Limited; Director and Chairman of Morgan’s Walk Properties Limited.	1	Director and Chairman of The Korea Fund, Inc., Director and Chairman of Prosperity Voskhod Fund, and Director of 3a Global Growth Fund Limited.

(1)	Number I, II or III below a director’s name indicates whether he serves in Class I, II, or III of the Board of Directors. Class I directors serve until the 2009 Annual Meeting. Class II directors will serve until the 2010 Annual Meeting. Class III directors will serve until the 2008 Annual Meeting.

(2)	The Fund is the only fund in the Fund Complex.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   21

FUND MANAGEMENT
(Unaudited) (continued)

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors
Simon J. Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom President	Since 2003	President of the Fund; Vice President, JPMorgan Asset Management since September 2000.

Michael J. James (May 11, 1967) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Treasurer	Since 2006	Treasurer of the Fund; Vice President, JPMorgan Asset Management since September 2000.

Philip Jones (April 4, 1948) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2006	Secretary of the Fund; Associate JPMorgan Asset Management since March 2003.

22   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A. P. O. Box 43010 Providence, RI 02940-3010 USA Telephone No.: 800-426-5523 (toll-free) www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

DECEMBER 31, 2007        JF CHINA REGION FUND, INC.   23

DIRECTORS AND ADMINISTRATION
(Unaudited)

Officers and Directors	The Rt. Hon. The Earl of Cromer — Director and Chairman of the Board
Alexander R. Hamilton — Director Julian M. I. Reid — Director Simon J. Crinage — President Michael J. James — Treasurer Philip Jones — Secretary*

Investment Adviser	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	J.P. Morgan Investor Services, Co. 73 Tremont Street, 11th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 73 Tremont Street, 11th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Cleary Gottlieb Steen & Hamilton LLP New York: 1 Liberty Plaza New York, New York 10006 U.S.A.

Hong Kong: Bank of China Tower 1 Garden Road Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

*	Philip Jones replaced Hilary A. Lowe as Fund Secretary effective September 5, 2007.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

24   JF CHINA REGION FUND, INC.        DECEMBER 31, 2007

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This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.

ITEM 2. CODE OF ETHICS.

(a)  The JF China Region Fund, Inc. has adopted a code of ethics that applies its officers, directors and employees.

(b)  There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)  The registrant has not granted any waivers, including an implicit waiver, from any provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While the Fund believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Fund incorporates by reference the information disclosed under the caption “Independent Registered Public Accounting Firm” from its definitive proxy statement that will be filed with the Commission no later than 120 days after the end of the fiscal year covered by this report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Fund has a separately designated audit committee consisting of all the independent directors of the Fund. The members of the audit committee are: The Rt. Hon. The Earl of Cromer, Alexander R. Hamilton and Julian M.I. Reid.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund votes in accordance with the voting policy and corporate governance guidelines of JF Asset Management. A copy of the guidelines is set forth below.

The Proxy Voting Policies are set forth below.

JF ASSET MANAGEMENT

(Voting policy and corporate governance guidelines)

June 2007 Edition

JF Asset Management

VOTING POLICY

& CORPORATE GOVERNANCE

GUIDELINES

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Table of contents

I	Principles	3

II	Policy	and Procedures	4

III	Voting Guidelines	6

Reports & Accounts	6

Dividends	6

Auditors	6

Boards	6

Directors	7

Non-Executive Directors	8

Issue of Capital	8

Mergers/Acquisitions	9

Voting Rights	9

Share Options/L-TIPs	10

Others	10

IV	Activism	12

V	Sustainability	13

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I.	PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.

Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.

Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients’ votes.

5.

Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.

Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

JF Asset Management
JFAM Proxy Committee

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II.	POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The JFAM Proxy Committee has been established to oversee the proxy voting process in the Asia ex Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines (“Guidelines”) to ensure they are aligned with best practice; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1.	Accept Financial Statement and Statutory Reports
2.	Approve Dividend
3.	Election and re-election of directors
4.	Fix remuneration of directors
5.	Appoint auditors and fix remunerations
6.	Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights
7.	Approve repurchase of shares (up to 20% of issued capital)

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8.	Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist JFAM investment professionals with public companies’ proxy voting proposals, we have retained the services of an independent proxy voting service, Institutional Shareholder Services Inc. (ISS). ISS is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JFAM with a comprehensive analysis of each proxy proposal and providing JFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on ISS’ analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JFAM, as described below.

Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JFAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the JPMorgan Chase (“JPMC”) Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JFAM’s interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

4. Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a

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recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.	VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned . Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

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4b. Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

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JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

5d. Directors’ Contract

Generally, we encourage contracts of one year or less and vote accordingly.

6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

6d. Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

6e. Bonuses for Retiring Directors and Internal Statutory Auditors

JFAM will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

7. ISSUE OF CAPITAL

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7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

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10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

11c. Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts and are, in fact, sometimes used as tools to entrench management.

JFAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11d. Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can

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be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

11e. Amendments to company articles

i.	Limitation on Directors’ Liability – review on a case by case basis

ii.	Changes in business activities/ Expansion of business line – generally vote For

iii.	Relaxation of Quorum Requirement - generally vote Against

iv.	Shares Repurchase at discretion of the Board of Directors – review on a case by case basis

v.	Changes of shareholders record date at discretion of the Board of Directors – generally vote Against

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IV.	ACTIVISM

Activism Policy

1.	Discharge of Responsibilities

a)

Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)

Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)

Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2.	Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3.	Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

4.	Intervening when necessary

We do not normally intervene directly in the management of companies. However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation , but we believe the potential of the company still justifies retention in our clients' portfolios , we will arrange to meet senior management in order to express our concerns. Intervention at companies is never publicised.

In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity.

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V.	SUSTAINABILITY

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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2.   MONITOR PERFORMANCE

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3.   EVALUATING AND REPORTING

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance.

V.	SUSTAINABILITY

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The day-to-day management of the Fund's portfolio is handled by the Greater China investment team of JPMorgan Asset Management (“JPMAM”), the parent company of the Fund’s adviser, JF International Management Inc. (the “Adviser”). The Greater China Investment Team is based in Hong Kong. The head of this team is Howard Wang and Emerson Yip and Kevin Chan are portfolio managers.

Mr. Wang joined JPMAM in Hong Kong in July 2005. Prior to his appointment, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.

Mr. Yip joined JPMAM in Hong Kong in May 2006. Prior to his appointment, Mr.Yip was a director of Newbridge Capital where, since 1998, he held various positions of responsibility.

Mr. Chan joined JPMAM in Hong Kong in May 2007. Prior to his appointment, Mr. Chan worked at Morgan Stanley for five years where he was an executive director in the institutional equities division.

The chart below shows the number, type and market value as of December 31, 2007 of the accounts other than the Fund that are managed by each of the Fund’s portfolio managers. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar or different investment objectives and strategies as the Fund ("Other Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Howard Wang
(a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	50m	11	5691m	Nil	Nil

(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	39m	Nil	Nil

Emerson Yip
(a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	50m	4	1490m	4	462m

(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Kevin Chan
(a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	50m	2	59m	Nil	Nil

(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

(a)(4) Ownership of Securities
Portfolio Manager	None	$1-$10,000	$10,000-$50,000
Howard Wang	x
Emerson Yip	x
Kevin Chan	x

Responsibility for managing the client portfolios of the Adviser and the Adviser's participating affiliates is organized according to the mandates of each account. The Fund's portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest. For Howard Wang, these similar portfolios include one registered investment company and ten of the eleven other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in the Greater China/China/Asia markets and only take long positions in securities. On the other hand, the other pooled investment vehicle described under ITEM 8 (a)(2)(iii) also invests in the Greater China markets but may take long and short positions in securities as part of its investment strategy. When the portfolio manager engages for this other pooled investment vehicle in short sales of securities which the Fund has purchased, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of those securities to fall.

For Emerson Yip, the similar portfolios include one registered investment company, four other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in Greater China/Hong Kong markets and only take long positions in securities, and four other accounts as described under ITEM 8 (a)(2)(ii) above that invest in HK/China markets.

For Kevin Chan, the similar portfolios include one registered investment company and two other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in Greater China markets and only take long positions in securities.

The Adviser and the Adviser's participating affiliates receive more compensation with respect to certain Other Accounts than that received with respect to the Fund and receive compensation based in part on the performance of one of the Other Accounts as described under ITEM 8 (a)(2)(iii). This may create a potential conflict of interest for the Adviser or the Fund's portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. The conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or the portfolio manager may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example,orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

(a)(3) Portfolio Manager Compensation

The Fund's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager's performance with respect to the mutual funds (including the Fund) he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form NCSR

ITEM 11. CONTROLS AND PROCEDURES.

The Fund's principal executive and principal financial officers have concluded that the Fund’s disclosure controls and are effective, as of December 31, 2007, based on their evaluation of these controls and procedures.

There were no changes in the Fund's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is incorporated by reference from EX-99.CODE ETH to the Fund's N-CSR, filed with the Commission on March 10, 2006.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:	/s/_____________________________ Simon Crinage President and Principal Executive Officer March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________ Simon Crinage President and Principal Executive Officer March 7, 2008

By:	/s/____________________________ Michael J. James Treasurer and Principal Financial Officer March 7, 2008